Investor Presentation November 29, 2022

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” ”path,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this presentation are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements, including risks relating to the timing and execution of the restructuring plan and risks relating to the COVID-19 pandemic and governmental responses to it, including but not limited to, the impact on our supply chain, customer demand, and costs associated with our operations. Other risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, particularly our top five customers, who represent a significant portion of revenues for our Consumer MEMS Microphone segment; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber attack, cyber breach, theft, or other unauthorized access; difficulties or delays in and/or the Company’s inability to realize expected cost synergies from its acquisitions; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long-lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and Knowles disclaims any intention or obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, adjusted earnings before interest, taxes, depreciation, and amortization; adjusted earnings before interest, taxes, depreciation, and amortization margin; non-GAAP gross profit margin, non-GAAP diluted earnings per share, non-GAAP operating expense; free cash flow; and free cash flow margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non- GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

Our Company

Who We Are

A global technology leader and manufacturer

Knowles develops advanced micro-acoustic microphones and speakers, audio solutions, high performance capacitors and RF filters for the world's leading technology providers.

2022E Revenue

$778M

2022E Adjusted EBIT*

$141M

2022E Free Cash Flow*

$50M


MedTech & Specialty Audio
29%
Consumer MEMS Microphones
39%
2022E Revenue By Segment
Precision Devices
32%

1000+

Engineering & Technology Employees

~7000

Total Employees

knowles

Founded: 1946
HQ: Itasca, IL
NYSE: KN

13

Countries

900+

Granted and Pending Patents

2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022.
* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation.

4

5 Strategic shift has delivered margin expansion and driven profitability Business Transformation • Realigned R&D and CapEx spend to higher value markets • Drove SG&A and overhead expense efficiencies • Shifted internal incentive program to focus on operating margins and free cash flow generation 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation. Non-GAAP Diluted EPS* ($) 2018 2022E 2.2 6.4 2018 2022E 14.2 18.2 2018 2022E Adjusted EBIT Margin* (%) Free Cash Flow Margin* (%) +400 bps +420 bps 5% CAGR $1.01 $1.25

2022E Revenue & Non-GAAP Gross Profit Margin by Segment 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation. 6 Diversified markets and segments drive resilient profitable growth, delivering higher earnings and cash flow Operating Segments $246M Revenue 47% Non-GAAP Gross Profit Margin* Precision Devices MedTech & Specialty Audio $226M Revenue 49% Non-GAAP Gross Profit Margin* $306M Revenue 28% Non-GAAP Gross Profit Margin* Consumer MEMS Microphone

Delivering strong earnings and cash flow by optimizing our product and market portfolio, while bringing unparalleled innovation and manufacturing expertise to the complex, technical challenges that face our customers. 7 Repositioned to drive improved financial performance. Investment Thesis Investment in High-Growth Markets • Leader in technology and market share across diversified set of end markets • Focusing on market segments with most favorable tailwinds Innovation in Design • Shifting R&D towards higher value areas • Innovating across complex customer needs to maximize differentiation Discipline in Capital Deployment • Returns-focused approach to R&D and CapEx investment • Strengthening balance sheet through debt paydown • Driving value through accretive M&A and share buybacks LOWER MARGIN PRODUCTS AND MARKETS HIGHEST VALUE PRODUCTS & MARKETS $

Our Markets and Products 8

Long-held reputation in delivering high performance products 9 Product Innovation With decade upon decade of manufacturing expertise, our technology has consistently outperformed competitive products. We are uniquely capable of creating innovative solutions to complex technical needs, enabling performance for our customers. Innovate Deliver Design Innovate a concept for differentiated, customer-driven features & functionality Design a high quality, high performance, cost-effective product Differentiate ourselves through unique manufacturing techniques & processes Enable our customers to consistently offer new products & applications Manufacture

Precision Devices

knowles

Delivering specialty high performance components across a broad range of applications

KEY APPLICATIONS


DEFENSE RADAR AND COMMUNICATIONS


IMPLANTABLES


MEDICAL IMAGING


ELECTRIC VEHICLES

2022E Revenue
$246M

Revenue Growth
+14%
2018-2022E CAGR

High Performance Capacitors	High voltage, temp, reliability, and capacitance/size.
RF Filtering Solutions	RF filtering to improve electronic warfare and communications performance.

SAM
$1.1B

Market CAGR
5–8%
2021-2024 CAGR

Secular Growth Trends:

- Increasing defense budgets
- Upgrades to defense electronic communication, radar, warfare systems
- Medical implantable and imaging growth
- Vehicle electrification and implementation of next generation fast charging architectures

2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022.
Sources for Market CAGR and SAM: Mobile Experts LLC, Global Data Plc, Paumanok Group and KN customer intelligence. Information is as of November 29, 2022.

10

MedTech & Specialty Audio

knowles

Delivering the highest performing solutions to address hearing loss

KEY APPLICATIONS


HEARING AID


IN EAR MONITOR


COMMUNICATIONS


TRUE WIRELESS

2022E Revenue	Revenue Growth
$226M	**+2%** 2018-2022E CAGR

Microphones	High signal to noise and lowest power for all day wear.
High Performance Speakers	Full range frequency and high efficiency

SAM
$400M

Market CAGR
2–5%
2021-2024 CAGR

Secular Growth Trends:

- Aging global population
- All day wear with rechargeable batteries
- Over-the-counter hearing aid expansion in the US
- High-definition audio for higher performance TWS

2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022.
Sources for Market CAGR and SAM: Futuresource Consulting Ltd, SAR Insight & Consulting, European Hearing Instrument Manufacturers Association and KN customer intelligence. Information is as of November 29, 2022.

11

Consumer MEMS Microphones

knowles

Driving innovation to enable voice control, communication and superior audio recording

KEY APPLICATIONS



EAR



COMPUTE



IoT



SMARTPHONE

2022E Revenue	Revenue Growth
$306M	**-10%** 2018-2022E CAGR
MEMS Microphones	High signal to noise and compact form factor

SAM
$1.1B

Market CAGR
0–4%
2021–2024 CAGR

Secular Growth Trends:

- Voice as a user interface
- High quality video recording
- Remote work and e-learning upgrades

2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022.
Sources for Market CAGR and SAM: Futuresource Consulting Ltd, SAR Insight & Consulting, Omdia, ABI Research and KN customer intelligence. Information is as of November 29, 2022.

12

13 Shift in mix of markets drives higher gross margins 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. Market Shift We have expanded the markets we serve beyond the smartphone industry. Today, our business is more diversified across the markets that yield higher gross margins. 2018 REVENUE Electric Vehicle 3% Defense 13% Industrial 12% Ear/IoT/Compute 25% MedTech 31% Smartphone 16% 2022E REVENUE Electric Vehicle 1% Defense 7% Industrial 7% Ear/IoT/Compute 26% MedTech 24% Smartphone 35%

* Reconciliations of these forward-looking Non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort. Strategy provides a path to greater returns Growth Potential remove the “mid- term target” time reference, just focus it on $2.50. Provides path to $2.50+ Non-GAAP diluted earnings per share* Organic growth Improving gross margins Focused investments Accretive M&A and share buybacks 14

Our Financials 15

827 778 2018 2022E 19.7 23.6 2018 2022E Adjusted EBIT Margin* (%) Revenue ($M) Adjusted EBITDA Margin* (%) 39.5 39.8 2018 2022E Non-GAAP Gross Profit Margin* (%) Non-GAAP Diluted EPS* ($) 16 Proven track record of expanding profitability Financial Performance 14.2 18.2 2018 2022E -2% CAGR +30 bps +400 bps $1.01 $1.25 2018 2022E 5% CAGR +390 bps 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation.

Impressive growth and margin expansion with resilient end markets Precision Devices 42. 1 46. 8 2018 2022E 144 .7 245 .6 2018 2022E +14% CAGR 23. 4 27. 7 2018 2022E +470 bps +430 bps 27. 6 31. 0 2018 2022E +340 bps • Growth across all end markets • Margin expansion through strategic pricing and factory productivity improvements • Completed 4 accretive acquisitions since 2018 • $76M 2022 estimated Adjusted EBITDA* Revenue ($M) Non-GAAP Gross Profit Margin* (%) Adjusted EBIT Margin* (%) Adjusted EBITDA Margin* (%) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation. 17

18 Industry leading technology in niche market driving steady growth and profitability MedTech & Specialty Audio 42. 2 48. 8 2018 2022E 20 9.2 225 .6 2018 2022E +2% CAGR 29. 8 36. 4 2018 2022E +660 bps +660 bps 32. 6 40. 0 2018 2022E +740 bps • Growth through new product introductions, MEMS microphone adoption, and OTC penetration • Margin expansion driven by technology leadership and first class manufacturing • $90M 2022 estimated Adjusted EBITDA* Revenue ($M) Non-GAAP Gross Profit Margin* (%) Adjusted EBIT Margin* (%) Adjusted EBITDA Margin* (%) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation.

19 20. 0 15.0 2018 2022E Decreasing exposure to cyclical consumer end markets with challenging margins Consumer MEMS Microphone 38. 1 28. 0 2018 2022E 473 .0 30 6.4 2018 2022E Revenue ($M) Non-GAAP Gross Profit Margin* (%) -10% CAGR Adjusted EBIT Margin* (%) 13. 5 7.5 2018 2022E -1010 bps -600 bps Adjusted EBITDA Margin* (%) -500 bps • R&D and production capacity shifted to Ear, IoT, and Computing markets • Smartphone exposure reduced by nearly 40% between 2018 and 2022 • Restructuring to drive $25M–$30M annualized savings • $46M 2022 estimated Adjusted EBITDA* 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation.

Mix shift and recovery in Consumer MEMS expected to drive improved gross margins * Reconciliations of these forward-looking Non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort. Margin Expansion +150bpsMix Shift to Higher Margin Products and End Markets Restructuring Benefits +100bpsCapacity Utilization/ Consumer Market Recovery +100bps Precision Devices MedTech & Specialty Audio Consumer MEMS Microphones TOTAL COMPANY MARGIN EXPANSION 43%+ Non-GAAP Gross Profit Margin* 20

Proven ability to deliver strong free cash flow Cash Generation 2.2 9.7 12.6 15.4 6.4 15.0+ 2018 2019 2020 2021 2022E 2023 Target** Free Cash Flow Margin* (%) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation. ** Reconciliation of this forward-looking Non-GAAP financial measure to the most directly comparable GAAP financial measure is not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort. 21 2023 DRIVERS Working Capital Improvements 300 bps + High Margin Market Revenue Growth Restructuring Benefits 250 bps + 300 bps + Gross Margin Expansion • Focused on markets that value our technology and manufacturing differentiation • Implemented a more disciplined approach to pricing • Reduced Consumer MEMS Microphones Capacity Expense Control • Reduced R&D spend where pace of market adoption was below our expectations • Committed to continuous improvement in processes to drive efficiencies CapEx Discipline • Optimized investments across areas with attractive returns

22 Strong balance sheet and proven cash flow generation enhances shareholder value through strategic capital deployment * 2022 estimates are calculated using Q4 guidance of $50M ending cash balance and $350M available borrowings under the revolving credit facility. For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation. 1. Accretive to Non-GAAP Diluted EPS within 12 months of acquisition. 2. The timing and amount of any shares repurchased will be determined by the Company based on its evaluation of market conditions and other factors, and will be made in accordance with applicable securities laws in either the open market or in privately negotiated transactions. The Company is not obligated to purchase any shares under the program, and the program may be suspended or discontinued at any time. The actual timing and share price of shares repurchased will depend on a number of factors, including the market price of the Company's stock, general market and economic conditions, and applicable legal requirements. 3. Leverage Ratio represents the ratio of Consolidated Total Indebtedness to Consolidated EBITDA, as those terms are defined in our Revolving Credit Facility Capital Deployment Organic Growth Continued investment of R&D spend to markets with optimal growth trends Accretive M&A Continued focus on accretive1 acquisitions Share Repurchases2 Target share repurchases of at least 50% of Annual Free Cash Flow Maintain Strong Balance Sheet Leverage Ratio of 2.5x or less3 2 Consistent Cash Flow Generation $600M+ of cash generated by operations since 2018 Expect to exit 2022 net debt free* $400M exiting 2022E* Zero Net Debt Liquidity

23 Accelerating path to mid-term financial targets These forward-looking statements are made as of November 29, 2022, and Knowles disclaims any duty to update these statements. * Reconciliation of this forward-looking Non-GAAP financial measure to the most directly comparable GAAP financial measure is not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort. Financial Outlook Revenue Growth Growth in the mid to high single digit CAGR% Adjusted EBIT Margin* 22–24% Free Cash Flow Margin* 15–17%Non-GAAP Operating Expense* Efficiently leverage resources to support growth and reduce expenses to approximately 20% of revenues Non-GAAP Gross Profit Margin* Improve to 43% or more on mix and new product introductions DRIVERS TARGETS

Key Takeaways

knowles

We have built a highly sustainable business with unique capabilities in solving customers' most complex technical challenges

Unparalleled product performance	Innovating across complex customer needs to maximize differentiation
Diversification in high-growth markets	Focusing on market segments with the most favorable tailwinds including Ear, IoT, MedTech, EV and Defense
Resilient Non-Consumer Portfolio	Quality of portfolio drives results in up or down cycles
Discipline in capital deployment	Focusing CapEx on our attractive products and markets M&A delivering accretive returns
Cash generation	Successful debt reduction and operating performance enables return of Free Cash Flow through increased share repurchases
Strong earnings potential coupled with M&A	Path to $2.50+ Non-GAAP Diluted EPS* with top quartile financial metrics among diversified electronic component peers

* Reconciliation of this forward-looking Non-GAAP financial measure to the most directly comparable GAAP financial measure is not provided because the information needed to complete a reconciliation is unavailable without unreasonable effort.

24

Appendix 25

GAAP Adjustments Non-GAAP Revenue $200–220M — $200–220M Gross Profit Margin 36.2–38.2% 0.3% 36.5–38.5% Diluted EPS $0.20–0.24 $0.11 $0.31–0.35 July 28, 2021 26 Q4 2022 Guidance Projections as of November 29, 2022; Q4 2022 GAAP results are expected to include approximately $0.07 per share in stock-based compensation and $0.04 per share in amortization of intangibles and debt discount. Q4 2022 GAAP guidance does not consider the impact of a potential positive adjustment to the valuation allowance for our U.S. subsidiary. The potential benefit would not impact non-GAAP results.

July 28, 2021 27 Precision Devices Years Ended Dec. 31, Key Financial Metrics (Unaudited) 2018 2019 2020 2021 2022E Revenue 144.7 172.0 173.1 201.1 245.6 Non-GAAP Gross Profit Margin* 42.1% 39.4% 38.4% 44.7% 46.8% Adjusted EBIT* 33.9 37.7 35.2 52.5 68.1 Adjusted EBIT Margin* 23.4% 21.9% 20.3% 26.1% 27.7% Adjusted EBITDA* 39.9 45.3 43.3 60.8 76.2 Adjusted EBITDA Margin* 27.6% 26.3% 25.0% 30.2% 31.0% 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation.

July 28, 2021 28 MedTech & Specialty Audio Years Ended Dec. 31, Key Financial Metrics (Unaudited) 2018 2019 2020 2021 2022E Revenue 209.2 214.4 173.6 231.3 225.6 Non-GAAP Gross Profit Margin* 42.2% 42.5% 37.3% 47.2% 48.8% Adjusted EBIT* 62.4 62.0 26.0 79.5 82.2 Adjusted EBIT Margin* 29.8% 28.9% 15.0% 34.4% 36.4% Adjusted EBITDA* 68.1 67.6 32.0 85.8 90.3 Adjusted EBITDA Margin* 32.6% 31.5% 18.4% 37.1% 40.0% 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation.

July 28, 2021 29 Consumer MEMS Microphones Years Ended Dec. 31, Key Financial Metrics (Unaudited) 2018 2019 2020 2021 2022E Revenue $473.0 468.4 417.6 435.7 306.4 Non-GAAP Gross Profit Margin* 38.1% 37.6% 34.9% 37.8% 28.0% Adjusted EBIT* 63.8 68.3 59.0 84.1 23.0 Adjusted EBIT Margin* 13.5% 14.6% 14.1% 19.3% 7.5% Adjusted EBITDA* 94.8 99.3 89.4 113.1 46.1 Adjusted EBITDA Margin* 20.0% 21.2% 21.4% 26.0% 15.0% 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation.

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

knowles

(Continuing operations, in millions, except per share amounts)	Year Ended December 31, 2022E (1)	2021	2020	2019	2018
Revenues	$ 777.6	$ 868.1	$ 764.3	$ 854.8	$ 826.9
Gross profit	$ 279.3	$ 359.5	$ 271.2	$ 328.0	$ 322.6
Gross profit margin	35.9 %	41.4 %	35.5 %	38.4 %	39.0 %
Stock-based compensation expense	1.8	1.6	1.7	1.6	1.6
Restructuring charges	28.1	—	2.3	1.7	0.4
Production transfer costs (2)	—	—	0.2	2.3	2.2
Other (3)	—	1.0	—	—	0.2
Non-GAAP gross profit	$ 309.2	$ 362.1	$ 275.4	$ 333.6	$ 327.0
Non-GAAP gross profit as a % of revenues	39.8 %	41.7 %	36.0 %	39.0 %	39.5 %
Operating expenses	$ 461.8	$ 243.7	$ 242.0	$ 246.8	$ 244.8
Stock-based compensation expense	(27.1)	(30.5)	(15.6)	(23.6)	(25.4)
Intangibles amortization expense	(12.3)	(15.9)	(13.0)	(7.0)	(6.5)
Impairment charges	(239.8)	(4.0)	(7.6)	—	—
Restructuring charges	(9.8)	(0.5)	(10.0)	(4.3)	(1.7)
Production transfer costs (2)	—	—	—	—	(0.4)
Other (3)	(0.3)	(2.0)	(1.2)	(5.6)	(0.4)
Non-GAAP operating expenses	$ 172.5	$ 190.8	$ 194.6	$ 206.3	$ 210.4
Non-GAAP operating expenses as a % of revenues	22.2 %	22.0 %	25.5 %	24.1 %	25.4 %
Net (loss) earnings	$ (201.2)	$ 150.2	$ 2.9	$ 49.7	$ 65.6
Interest expense, net	3.6	14.2	16.4	14.5	16.0
Provision for (benefit from) income taxes	16.4	(45.6)	8.4	16.6	(4.5)
(Loss) earnings before interest and income taxes	(181.2)	118.8	27.7	80.8	77.1
(Loss) earnings before interest and income taxes as a % of revenues	(23.3)%	13.7 %	3.6 %	9.5 %	9.3 %
Stock-based compensation expense	28.9	32.1	17.3	25.2	27.0
Intangibles amortization expense	12.3	15.9	13.0	7.0	6.5
Impairment charges	239.8	4.0	7.6	—	—
Restructuring charges	37.9	0.5	12.3	6.0	2.1
Production transfer costs (2)	—	—	0.2	2.3	2.6
Other (3)	3.7	3.0	1.2	5.6	1.9
Adjusted earnings before interest and income taxes	$ 141.4	$ 174.3	$ 79.3	$ 126.9	$ 117.2
Adjusted earnings before interest and income taxes as a % of revenues	18.2 %	20.1 %	10.4 %	14.8 %	14.2 %

Notes:

(1) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022.

(2) Production transfer costs represent duplicate costs incurred to migrate manufacturing to facilities primarily in Asia. These amounts are included in the corresponding Gross profit and Earnings from continuing operations before interest and income taxes for each period presented.

(3) In 2022, Other expenses represent an adjustment to pre-spin-off pension obligations of $3.4 million, which was recorded during the second quarter of 2022 in the Other income, net line on the Consolidated Statements of Earnings, and the ongoing lease cost related to facilities not used in operations. In 2021, Other expenses represent the ongoing net lease cost related to facilities not used in operations and expenses related to the acquisition of Integrated Microwave Corporation by the Precision Devices segment. In 2020, Other expenses represent the ongoing net lease cost (income) related to facilities not used in operations and expenses related to shareholder activism. In 2019, Other expenses of $4.4 million represent expenses related to shareholder activism and the remaining Other expenses relate to the acquisition of the MEMS Microphone Application-specific integrated circuit Design Business from ams AG by the Audio segment and the acquisition of DITF Interconnect Technology, Inc. by the Precision Devices segment. In 2018, Other expenses in Gross profit and Operating expenses represent expenses related to acquisitions and the remaining Other expenses represent an adjustment to pre-spin-off pension obligations.

30

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

knowles

(Continuing operations, in millions, except per share amounts)	2022E [1]	2021	2020	2019	2018
		Year Ended December 31,			
Net (loss) earnings	$ (201.2)	$ 150.2	$ 2.9	$ 49.7	$ 65.6
Interest expense, net	3.6	14.2	16.4	14.5	16.0
Provision for (benefit from) income taxes	16.4	(45.6)	8.4	16.6	(4.5)
(Loss) earnings before interest and income taxes	(181.2)	118.8	27.7	80.8	77.1
Non-GAAP reconciling adjustments	322.6	55.5	51.6	46.1	40.1
Depreciation expense	41.9	46.6	47.6	47.4	45.9
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	$ 183.3	$ 220.9	$ 126.9	$ 174.3	$ 163.1
Adjusted EBITDA as a % of revenues	*23.6 %*	*25.4 %*	*16.6 %*	*20.4 %*	*19.7 %*
Net (loss) earnings	$ (201.2)	$ 150.2	$ 2.9	$ 49.7	$ 65.6
Non-GAAP reconciling adjustments [4]	322.6	55.5	51.6	46.1	40.1
Interest expense, net non-GAAP reconciling adjustments [5]	—	6.6	7.4	6.8	6.3
Income tax effects of non-GAAP reconciling adjustments [6]	4.3	65.4	(1.3)	1.0	17.5
Non-GAAP net earnings	$ 117.1	$ 146.9	$ 63.2	$ 101.6	$ 94.5
Diluted (loss) earnings per share	$ (2.19)	$ 1.59	$ 0.03	$ 0.53	$ 0.72
Earnings per share non-GAAP reconciling adjustment	3.44	(0.06)	0.64	0.54	0.29
Non-GAAP diluted earnings per share	$ 1.25	$ 1.53	$ 0.67	$ 1.07	$ 1.01
Diluted average shares outstanding	92.0	94.7	92.9	93.4	91.2
Non-GAAP adjustment [7]	2.0	1.1	1.5	1.4	2.0
Non-GAAP diluted average shares outstanding [7]	94.0	95.8	94.4	94.8	93.2

Notes:

(4) The non-GAAP reconciling adjustments are those adjustments made to reconcile (Loss) earnings before interest and income taxes to Adjusted earnings before interest and income taxes.

(5) Under GAAP in effect for the Company through 2021, certain convertible debt instruments that may be settled in cash (or other assets) upon conversion were required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflected the issuer's nonconvertible debt borrowing rate. Accordingly, for GAAP purposes we were required to recognize imputed interest expense on the Company's $172.5 million of convertible senior notes due November 1, 2021 that were issued in a private placement in May 2016. The imputed interest rate for the convertible notes was 8.12%, while the actual coupon interest rate of the notes was 3.25%. The difference between the imputed interest expense and the coupon interest expense was excluded from management's assessment of the Company's operating performance because management believes that this non-cash expense was not indicative of its core, ongoing operating performance.

(6) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments.

(7) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. In addition, the Company entered into convertible note hedge transactions that expired upon maturity of the convertible notes to offset any potential dilution from the convertible notes. Although the anti-dilutive impact of the convertible note hedges was not reflected under GAAP, the Company included the anti-dilutive impact of the convertible note hedges in non-GAAP diluted average shares outstanding, if applicable.

31

Precision Devices MedTech & Specialty Audio Consumer MEMS Microphones Year Ended December 31, Year Ended December 31, Year Ended December 31, (Continuing operations, in millions) 2022E(1) 2021 2020 2019 2018 2022E(1) 2021 2020 2019 2018 2022E(1) 2021 2020 2019 2018 Revenues $245.6 $ 201.1 $ 173.1 $ 172.0 $ 144.7 $ 225.6 $ 231.3 $ 173.6 $ 214.4 $209.2 $306.4 $ 435.7 $ 417.6 $468.4 $473.0 Gross profit $ 114.5 $ 88.5 $ 66.2 $ 64.6 $ 58.7 $ 109.6 $ 108.7 $ 63.4 $ 89.9 $ 86.9 $ 57.3 $ 164.1 $ 143.5 $ 175.2 $ 179.6 Gross profit margin 46.6% 44.0% 38.2% 37.6% 40.6% 48.6% 47.0% 36.5% 41.9% 41.5% 18.7% 37.7% 34.4% 37.4% 38.0% Stock-based compensation expense 0.4 0.4 0.1 — — 0.4 0.4 0.7 0.8 0.8 0.5 0.5 0.5 0.4 0.4 Restructuring charges — — (0.1) 0.8 0.4 — — 0.7 0.4 — 28.1 — 1.6 0.5 — Production transfer costs — — 0.2 2.3 1.6 — — — — 0.6 — — — — — Other — 1.0 — — 0.2 — — — — — — — — — — Non-GAAP gross profit $ 114.9 $ 89.9 $ 66.4 $ 67.7 $ 60.9 $ 110.0 $ 109.1 $ 64.8 $ 91.1 $ 88.3 $ 85.9 $ 164.6 $ 145.6 $ 176.1 $180.0 Non-GAAP gross profit as a % of revenues 46.8% 44.7% 38.4% 39.4% 42.1% 48.8% 47.2% 37.3% 42.5% 42.2% 28.0% 37.8% 34.9% 37.6% 38.1% Research and development expenses $ 12.5 $ 10.5 $ 6.7 $ 5.8 $ 5.8 $ 16.9 $ 16.1 $ 14.6 $ 15.9 $ 15.4 $ 53.2 $ 65.7 $ 70.0 $ 74.9 $ 79.1 Research and development expenses margin 5.1% 5.2% 3.9% 3.4% 4.0% 7.5% 7.0% 8.4% 7.4% 7.4% 17.4% 15.1% 16.8% 16.0% 16.7% Stock-based compensation expense (0.3) (0.2) — — — (1.1) (1.0) (0.9) (1.0) (0.7) (4.2) (4.3) (5.3) (6.6) (7.1) Intangibles amortization expense (0.4) (0.3) — — — — — — — — (6.0) (5.7) (5.5) — — Production transfer costs — — — — — — — — — (0.4) — — — — — Other — — — — — — — — — — (0.2) (0.3) — — — Non-GAAP research and development expenses $ 11.8 $ 10.0 $ 6.7 $ 5.8 $ 5.8 $ 15.8 $ 15.1 $ 13.7 $ 14.9 $ 14.3 $ 42.8 $ 55.4 $ 59.2 $ 68.3 $ 72.0 Non-GAAP research and development expenses as a % of revenues 4.8% 5.0% 3.9% 3.4% 4.0% 7.0% 6.5% 7.9% 6.9% 6.8% 14.0% 12.7% 14.2% 14.6% 15.2% Selling and administrative expenses $ 43.4 $ 35.0 $ 28.0 $ 28.5 $ 25.1 $ 13.5 $ 15.8 $ 26.2 $ 15.1 $ 13.0 $ 22.2 $ 34.2 $ 35.7 $ 48.1 $ 52.5 Selling and administrative expenses margin 17.7% 17.4% 16.2% 16.6% 17.3% 6.0% 6.8% 15.1% 7.0% 6.2% 7.2% 7.8% 8.5% 10.3% 11.1% Stock-based compensation expense (2.0) (2.1) (0.7) (1.4) (0.8) (1.4) (1.0) (0.9) (0.7) (0.7) (1.6) (2.7) (2.3) (3.6) (3.7) Intangibles amortization expense (5.6) (4.7) (2.4) (2.3) (1.8) — — — — — (0.3) (5.2) (5.1) (4.7) (4.7) Other — — — (0.5) (0.2) — — — — — (0.1) (1.1) (0.8) (0.4) — Non-GAAP selling and administrative expenses $ 35.8 $ 28.2 $ 24.9 $ 24.3 $ 22.3 $ 12.1 $ 14.8 $ 25.3 $ 14.4 $ 12.3 $ 20.2 $ 25.2 $ 27.5 $ 39.4 $ 44.1 Non-GAAP selling and administrative expenses as a % of revenues 14.6% 14.0% 14.4% 14.1% 15.4% 5.4% 6.4% 14.6% 6.7% 5.9% 6.6% 5.8% 6.6% 8.4% 9.3% Operating expenses $ 55.9 $ 45.6 $ 34.9 $ 34.3 $ 31.0 $ 30.4 $ 32.0 $ 41.3 $ 32.0 $ 29.5 $324.4 $ 104.2 $ 121.0 $ 125.9 $ 131.9 Operating expenses margin 22.8% 22.7% 20.2% 19.9% 21.4% 13.5% 13.8% 23.8% 14.9% 14.1% 105.9% 23.9% 29.0% 26.9% 27.9% Stock-based compensation expense (2.3) (2.3) (0.7) (1.4) (0.8) (2.5) (2.0) (1.8) (1.7) (1.4) (5.8) (7.0) (7.6) (10.2) (10.8) Intangibles amortization expense (6.0) (5.0) (2.4) (2.3) (1.8) — — — — — (6.3) (10.9) (10.6) (4.7) (4.7) Impairment charges — — — — — — — — — — (239.8) (4.0) (7.6) — — Restructuring charges — (0.1) (0.2) — (0.1) — (0.1) (0.5) (1.0) (1.1) (9.2) (0.3) (7.7) (2.9) (0.3) Production transfer costs — — — — — — — — — (0.4) — — — — — Other — — — (0.5) (0.2) — — — — — (0.3) (1.4) (0.8) (0.4) — Non-GAAP operating expenses $ 47.6 $ 38.2 $ 31.6 $ 30.1 $ 28.1 $ 27.9 $ 29.9 $ 39.0 $ 29.3 $ 26.6 $ 63.0 $ 80.6 $ 86.7 $ 107.7 $ 116.1 Non-GAAP operating expenses as a % of revenues 19.4% 19.0% 18.3% 17.5% 19.4% 12.4% 12.9% 22.5% 13.7% 12.7% 20.6% 18.5% 20.8% 23.0% 24.5% Historical Segment Data (Unaudited) 32

Historical Segment Data (Unaudited)

knowles

(Continuing operations, in millions)	Precision Devices					MedTech & Specialty Audio					Consumer MEMS Microphones				
	Year Ended December 31,					Year Ended December 31,					Year Ended December 31,				
	2022E(1)	2021	2020	2019	2018	2022E(1)	2021	2020	2019	2018	2022E(1)	2021	2020	2019	2018
Operating earnings (loss)	$ 58.6	$ 42.9	$ 31.3	$ 30.3	$ 27.7	$ 79.2	$ 76.7	$ 22.1	$ 57.9	$ 57.4	$(267.1)	$ 59.9	$ 22.5	$ 49.3	$ 47.7
Other expense (income), net	2.6	(0.8)	(0.4)	(0.1)	0.2	(0.1)	(0.3)	(0.2)	(0.2)	(0.7)	(0.1)	(0.1)	(0.1)	0.1	0.1
Earnings (loss) before interest and income taxes	56.0	43.7	31.7	30.4	27.5	79.3	77.0	22.3	58.1	58.1	(267.0)	60.0	22.6	49.2	47.6
Earnings (loss) before interest and income taxes as a % of revenues	22.8%	21.7%	18.3%	17.7%	19.0%	35.2 %	33.3 %	12.8%	27.1%	27.8%	(87.1)%	13.8 %	5.4%	10.5%	10.1%
Stock-based compensation expense	2.7	2.7	0.8	1.4	0.8	2.9	2.4	2.5	2.5	2.2	6.3	7.5	8.1	10.6	11.2
Intangibles amortization expense	6.0	5.0	2.4	2.3	1.8	—	—	—	—	—	6.3	10.9	10.6	4.7	4.7
Impairment charges	—	—	—	—	—	—	—	—	—	—	239.8	4.0	7.6	—	—
Restructuring charges	—	0.1	0.1	0.8	0.5	—	0.1	1.2	1.4	1.1	37.3	0.3	9.3	3.4	0.3
Production transfer costs	—	—	0.2	2.3	1.6	—	—	—	—	1.0	—	—	—	—	—
Other	3.4	1.0	—	0.5	1.7	—	—	—	—	—	0.3	1.4	0.8	0.4	—
Adjusted earnings before interest and income taxes	$ 68.1	$ 52.5	$ 35.2	$ 37.7	$ 33.9	$ 82.2	$ 79.5	$ 26.0	$ 62.0	$ 62.4	$ 23.0	$ 84.1	$ 59.0	$ 68.3	$ 63.8
Adjusted earnings before interest and income taxes as a % of revenues	27.7%	26.1%	20.3%	21.9%	23.4%	36.4%	34.4%	15.0%	28.9%	29.8%	7.5%	19.3%	14.1%	14.6%	13.5%

Operating earnings (loss)	$ 58.6	$ 42.9	$ 31.3	$ 30.3	$ 27.7	$ 79.2	$ 76.7	$ 22.1	$ 57.9	$ 57.4	$(267.1)	$ 59.9	$ 22.5	$ 49.3	$ 47.7
Other expense (income), net	2.6	(0.8)	(0.4)	(0.1)	0.2	(0.1)	(0.3)	(0.2)	(0.2)	(0.7)	(0.1)	(0.1)	(0.1)	0.1	0.1
Earnings (loss) before interest and income taxes	56.0	43.7	31.7	30.4	27.5	79.3	77.0	22.3	58.1	58.1	(267.0)	60.0	22.6	49.2	47.6
Non-GAAP reconciling adjustments	12.1	8.8	3.5	7.3	6.4	2.9	2.5	3.7	3.9	4.3	290.0	24.1	36.4	19.1	16.2
Depreciation expense	8.1	8.3	8.1	7.6	6.0	8.1	6.3	6.0	5.6	5.7	23.1	29.0	30.4	31.0	31.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	$ 76.2	$ 60.8	$ 43.3	$ 45.3	$ 39.9	$ 90.3	$ 85.8	$ 32.0	$ 67.6	$ 68.1	$ 46.1	$ 113.1	$ 89.4	$ 99.3	$ 94.8
Adjusted EBITDA as a % of revenues	31.0%	30.2%	25.0%	26.3%	27.6%	40.0%	37.1%	18.4%	31.5%	32.6%	15.0%	26.0%	21.4%	21.2%	20.0%

(1) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022.

33

34 Year Ended December 31, (Continuing operations, in millions) 2022E (1) 2021 2020 2019 2018 (Loss) earnings before interest and income taxes Precision Devices $ 56.0 $ 43.7 $ 31.7 $ 30.4 $ 27.5 MedTech & Specialty Audio 79.3 77.0 22.3 58.1 58.1 Consumer MEMS Audio (267.0) 60.0 22.6 49.2 47.6 Total segments (131.7) 180.7 76.6 137.7 133.2 Corporate expense / other 49.5 61.9 48.9 56.9 56.1 Interest expense, net 3.6 14.2 16.4 14.5 16.0 (Loss) earnings before income taxes (184.8) 104.6 11.3 66.3 61.1 Provision for (benefit from) income taxes 16.4 (45.6) 8.4 16.6 (4.5) Net (loss) earnings $ (201.2) $ 150.2 $ 2.9 $ 49.7 $ 65.6 (1) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022. Reconciliation of Segment EBIT to Consolidated Net Earnings (Unaudited)

Free Cash Flow and Free Cash Flow as a % of revenues (Unaudited)

knowles

(in millions)	Years Ended December 31, 2022E [1]	2021	2020	2019	2018
Cash provided by operating activities	$ **84.5**	$ **182.1**	$ **128.1**	$ **123.9**	$ **98.5**
Less: Capital expenditures	(34.7)	(48.6)	(31.9)	(41.2)	(80.1)
Free cash flow [2]	**49.8**	**133.5**	**96.2**	**82.7**	**18.4**
Free cash flow as a % of revenues [1]	*6.4 %*	*15.4 %*	*12.6 %*	*9.7 %*	*2.2 %*

(1) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022 and the nine months ended September 30, 2022.

(2) In additional to measuring cash flow generation and usage based on liquidity measures determined in accordance with GAAP, Knowles also measures Free cash flow and Free cash flow as a % of revenues. Free cash flow is defined as Cash provided by operating activities less Capital expenditures. Knowles believes these measures are useful in measuring its Cash flow generated from operations that is available to repay debt, find acquisitions, and repurchase Knowles' common stock. Free cash flow and Free cash flow as a percentage of revenues are not presented in accordance with GAAP and may not be comparable to similarly titled measures used by other companies in our industry. As such, Free cash flow and Free cash flow as a % of revenues should not be considered in isolation from, or as an alternative to, any other liquidity measures determined in accordance with GAAP.

35

36 Year Ended December 31, 2022E (1) (Continuing operations, in millions) Current maturities of long-term debt $ — Long-term debt 50.0 Total debt 50.0 Less: Cash and cash equivalents (49.8) Net debt $ 0.2 (1) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022. Reconciliation of Net Debt

37 Year Ended December 31, 2022E (1) (in millions) Maximum borrowings permitted on revolving credit facility $ 400.0 Less: Outstanding borrowings on revolving credit facility (50.0) Availability on revolving credit facility 350.0 Cash and cash equivalents 49.8 Liquidity $ 399.8 (1) 2022 estimates are calculated using the mid-point of Q4 guidance as of November 29, 2022. Reconciliation of Liquidity